Oppenheimer Capital Appreciation Fund/VA

Supplement dated October 5, 2016 to the

Prospectus and Statement of Additional Information,

each dated April 29, 2016

This supplement amends the Prospectus and Statement of Additional Information (“SAI”) of Oppenheimer Capital Appreciation Fund/VA (the “Fund”), each dated April 29, 2016, and is in addition to any other supplement(s).

The Prospectus is revised as follows:

1.	The section titled “Portfolio Manager” on page 5 of the Prospectus is deleted in its entirety and replaced with the following:

Portfolio Manager. Paul Larson has been portfolio manager of the Fund since October 2016.

2.	The section titled “Portfolio Manager” on page 10 of the Prospectus is deleted in its entirety and replaced with the following:

Portfolio Manager. The Fund’s portfolio is managed by Paul Larson, who is primarily responsible for the day-to-day management of the Fund’s investments. Mr. Larson has been a portfolio manager of the Fund since October 2016.

Mr. Larson has been a Vice President of the Sub-Adviser since January 2013. Prior to joining the Sub-Adviser, he was a portfolio manager and Chief Equity Strategist at Morningstar, during which time he was also an editor of Morningstar’s StockInvestor newsletter, which tracked Mr. Larson’s recommendations. He was previously an analyst at Morningstar covering the energy sector and oversaw the firm’s natural resources analysts. During his tenure at Morningstar, Mr. Larson also contributed to the ongoing development of Morningstar’s moat methodology and their initiation of the moat trend methodology. Prior to joining Morningstar in 2002, Mr. Larson was an analyst with The Motley Fool.

The Statement of Additional Information provides additional information about portfolio manager compensation, other accounts managed and ownership of Fund shares.

The SAI is revised as follows:

1.	The SAI is amended to reflect that Michael Kotlarz will no longer serve as Vice President and portfolio manager of the Fund. All references to Michael Kotlarz within the SAI are hereby removed.

2.	The sections titled “Portfolio Managers” and “Other Accounts Managed” on page 62 of the SAI are revised to reflect the addition of Paul Larson as a Portfolio Manager for the Fund.

3.	The following is added to the “Other Accounts Managed” table on page 63 and provides information regarding the other portfolios and accounts managed by Mr. Larson as of September 30, 2016.

Fund Name & Portfolio Manager	Registered Investment Companies Managed	Total Assets in Registered Investment Companies Managed	Other Pooled Investment Vehicles Managed	Total Assets in Other Pooled Investment Vehicles Managed[2]	Other Accounts Managed	Total Assets in Other Accounts Managed[2,3]
Capital Appreciation Fund/VA Paul Larson	9	$17.31[1]	0	$0	2	$542.51
1.	In billions.
2.	In millions.
3.	Does not include personal accounts of the portfolio managers and their families, which are subject to the Code of Ethics.

October 5, 2016	PS0610.011